EXHIBIT 99.1

Golden Matrix Group Subsidiary Meridianbet Secures Online Betting License in Brazil

LAS VEGAS, January 2, 2025 (GLOBE NEWSWIRE) – Golden Matrix Group Inc. (NASDAQ: GMGI) ("Golden Matrix" or the "Company"), a developer and licensor of online gaming platforms, systems, and gaming content, announced today that its subsidiary, Meridianbet, has officially secured an online betting license in Brazil, enabling access to one of the largest and most lucrative regulated gaming markets in the world.

The license establishes Meridianbet as an authorized operator in Brazil’s rapidly growing sports betting and iGaming industry, which is projected to generate $5.6 billion in gross gaming revenue (GGR) by 2025, according to H2 Gambling Capital. Meridianbet will now be able to operate across both online and physical channels in the Brazilian market, unlocking a transformational opportunity in a country with significant growth potential.

“Our entry into the Brazilian market is a defining moment for Golden Matrix and our stakeholders,” said Brian Goodman, CEO of Golden Matrix Group. “Brazil represents an extraordinary market opportunity, and securing this license positions us to deliver substantial and lasting value to those in the region. With our proven technology and operational expertise, we are poised to make a meaningful impact on Brazil’s regulated gaming landscape in 2025 and beyond.”

The license details are as follows:

•	Authorization Number: SPA/MF nº 2.104 – 45
•	Request Number/Year: 0086/2024
•	Corporate Name: MERIDIAN GAMING BRASIL SPE LTDA
•	CNPJ: 56.195.600/0001-07
•	Brand: MERIDIANBET
•	Segments: Sports-themed and online gaming combined
•	Modalities: Physical and virtual combined

Golden Matrix’s strategic entry into Brazil reinforces its commitment to targeting high-growth markets and delivering innovative, localized gaming experiences that drive both customer engagement and shareholder returns.

About Golden Matrix Group

Golden Matrix Group (GMGI), based in Las Vegas, NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms, while its B2C operations, through Meridianbet, provide sports betting and gaming services across 18 regulated jurisdictions globally. Golden Matrix is committed to delivering cutting-edge technology and innovation to its clients and customers. For more information, visit www.goldenmatrix.com

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About Meridianbet

Founded in 2001, Meridianbet Group is a well-established online sports betting and gaming group, licensed and currently operating in 18 jurisdictions across Europe, Africa, and South America. The Meridianbet Group's successful business model utilizes proprietary technology and scalable systems, allowing it to operate in multiple countries and currencies with an omni-channel approach to markets, including retail, desktop online, and mobile. The Company is part of the Golden Matrix Group (Nasdaq: GMGI).

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Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

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Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; dilution caused by the terms of the Note and Warrant, the Company’s ability to pay amounts due under the Note and covenants associated therewith and penalties which could be due under the Note and securities purchase agreement for failure to comply with the terms thereof; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended January 31, 2024, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

ICR (United States):

Brett Milotte

Brett.Milotte@icrinc.com

Greg Michaels

Gregory.Michaels@icrinc.com

St Brides Partners (U.K.):

Ana Ribeiro

Ana@stbridespartners.co.uk

Charlotte Page

charlotte@stbridespartners.co.uk

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